SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  March 1, 1999

                            GREEN CAPITAL GROUP, INC.
                 (Formerly known as Pacific Forest Corporation)
                 ----------------------------------------------
               (Exact name of registrant as specified in charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

           33-55254-14                                    87-0438451
           -----------                                    ----------
    (Commission file number)                   (IRS employer identification no.)

2575 S. Bayshore Drive, Unit 8B, Miami, FL                 33133
------------------------------------------                 -----
(Address of principal executive offices)                (Zip Code)

                                 (305) 860-4475
                                 --------------
              (Registrant's telephone number, including area code)




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Item 1.           Changes in Control of Registrant.

                  Not Applicable.


Item 2.           Acquisition or Disposition of Assets.

                  Not Applicable.


Item 3.           Bankruptcy or Receivership.

                  Not applicable.


Item 4.           Changes in Registrant's Certifying Accountant.

                  Not Applicable.

Item 5.           Other Events.

                  Not Applicable.


Item 6.           Resignation of Registrant's Directors.

                  Effective as of March 1, 1999, Rafael O. Robert resigned his position as a member of the Registrant's Board of Directors for personal and health related reasons. As of the date of this Report, the vacancy caused by Mr. Robert's resignation has not been filled.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                  Not Applicable.


                  (c)    Exhibits.

                         None.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        GREEN CAPITAL GROUP, INC.



Date: April 5, 1999                     By: /s/ Oscar S. Christian
                                            ------------------------------------
                                                Oscar S. Christian, President













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